UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

July 29, 2025

Date of Report (Date of earliest event reported)

A Paradise Acquisition Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-42769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Sun’s Group Center 29th Floor, 200 Gloucester Road, Wan Chai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, with no par value, and one right to receive one-eighth of one Class A ordinary share	APADU	The Nasdaq Stock Market LLC
Class A ordinary shares, with no par value	APAD	The Nasdaq Stock Market LLC
Rights	APADR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 29, 2025, the Registration Statement on Form S-1 (File No. 333-287505) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of A Paradise Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On July 31, 2025, the Company consummated the IPO of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, no par value (“Class A Ordinary Share”), and one right (“Right”) to receive one-eighth of one Class A Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. The Company has granted the underwriter of the IPO a 45-day option to purchase up to an additional 3,000,000 units at the IPO price, less the underwriting discounts and commissions, to cover over-allotments, if any. In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated July 29, 2025, by and between the Company and Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC (the “Underwriter”).

●	Rights Agreement, dated July 29, 2025, by and between the Company and Continental Stock Transfer & Trust Company (“CST”).

●	Letter Agreement, dated July 29, 2025, by and between the Company, A SPAC IV (Holdings) Corp., the Company’s sponsor (the “Sponsor”), each executive officer and director of the Company, and the Underwriter.

●	Investment Management Trust Agreement, dated July 29, 2025, by and between the Company and CST.

●	Registration Rights Agreement, dated July 29, 2025, by and among the Company, the Sponsor and the Underwriter.

●	Unit Subscription Agreement, dated July 29, 2025, by and between the Company and the Sponsor (the “Sponsor Unit Subscription Agreement”).

●	Unit Subscription Agreement, dated July 29, 2025, by and between the Company and the Underwriter (the “Underwriter Unit Subscription Agreement”).

●	Indemnity Agreement, dated July 29, 2025, by and between the Company, the Sponsor, each executive officer and director of the Company and Kester Shing Joe Ng.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

On July 31, 2025 and in connection with the IPO, the Company consummated (i) the purchase by the Sponsor of 400,000 private placement units (the “Sponsor Private Placement Units”) on a private placement basis that occurred simultaneously with the consummation of the IPO pursuant to the Sponsor Unit Subscription Agreement, and (ii) the purchase by the Underwriter of 200,000 private placement units (the “Underwriter Private Placement Units” and together with the Sponsor Placement Units, the “Private Placement Units”) on a private placement basis that occurred simultaneously with the consummation of the IPO pursuant to the Underwriter Unit Subscription Agreement. Each Private Placement Unit consists of one Class A Ordinary Share and one right to receive one-eight (1/8) of a Class A Ordinary Share upon the consummation of an initial business combination. The Private Placement Units (and underlying securities) are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement.

Additionally, the Sponsor and the Underwriter agreed not to transfer, assign or sell any of the Private Placement Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. The Sponsor and the Underwriter was granted certain demand and piggyback registration rights in connection with the purchase of the Private Placement Units.

No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

On July 30, 2025 and in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association with the Registry of Corporate Affairs of British Virgin Islands. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 29, 2025, by and between the Company and Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Rights Agreement, dated July 29, 2025, by and between the Company and Continental Stock Transfer & Trust Company.
10.1	Letter Agreement, dated July 29, 2025, by and between the Company, A SPAC IV (Holdings) Corp., the Company’s sponsor, each executive officer and director of the Company, and the Underwriter.
10.2	Investment Management Trust Agreement, dated July 29, 2025, by and between the Company and Continental Stock Transfer & Trust Company.
10.3	Registration Rights Agreement, dated July 29, 2025, by and among the Company, the Sponsor and Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC.
10.4	Unit Subscription Agreement, dated July 29, 2025, by and between the Company and the Sponsor.
10.5	Unit Subscription Agreement, dated July 29, 2025, by and between the Company and Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC.
10.6	Indemnity Agreement, dated July 29, 2025, by and between the Company, the Sponsor, each executive officer and director of the Company and Kester Shing Joe Ng.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2025	A PARADISE ACQUISITION CORP.

	By:	/s/ Claudius Tsang
	Name:	Claudius Tsang
	Title:	Chief Executive Officer and Chief Financial Officer

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